Filed Pursuant to Rule 497(e)
1933 Act File No. 033-06836
1940 Act File No. 811-04722

FMI MUTUAL FUNDS, INC.

Supplement dated July 1, 2005 to
the Prospectus dated October 9, 2004

        On June 28, 2005, FMI Mutual Funds, Inc. redeemed all of the outstanding shares of its series FMI Knappenberger Partners Emerging Growth Fund. As a result of this redemption, FMI Knappenberger Partners Emerging Growth Fund is no longer a series of FMI Mutual Funds, Inc.

        On June 30, 2005, FMI Woodland Small Capitalization Value Fund was reorganized into The Gabelli Woodland Small Cap Value Fund, a series of Gabelli Equity Series Funds, Inc. As a result of this reorganization, FMI Woodland Small Capitalization Value Fund is no longer a series of FMI Mutual Funds, Inc.

        FMI Mutual Funds, Inc. now has only one series, FMI Provident Trust Strategy Fund. Effective as of July 1, 2005, all references to FMI Knappenberger Partners Emerging Growth Fund and to FMI Woodland Small Capitalization Value Fund in the Prospectus are hereby deleted

*  *  *

        Shareholders who have questions concerning FMI Mutual Funds, Inc. or its series, FMI Provident Trust Strategy Fund, should call 1-800-811-5311 or write to FMI Mutual Funds, Inc. at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary.